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                                                                    Exhibit 10.1
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                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     THIS REGISTRATION RIGHTS AGREEMENT is entered into as of August 8, 2000 by and among Control Delivery Systems, Inc., a Delaware corporation (the "Company"), and those stockholders of the Company listed on Schedule I attached hereto (the "Holders").

     WHEREAS, the Company and the Holders wish to provide certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act (as defined herein);

     NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties agree as follows:

1. CERTAIN DEFINITIONS. AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS:

     "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

     "Common Stock" means the Common Stock, $.01 par value of the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Founders" means Paul Ashton and Thomas Smith.

     "Preferred Stock" means the Company's Series A Convertible Preferred Stock, $.01 par value.

     "Registration Expenses" means the expenses described in Section 5.

     "Registrable Shares" means (a) the shares of Common Stock issued or issuable upon conversion of any of the Preferred Stock, (b) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalization, or similar events), (c) shares of the Company's capital stock acquired pursuant to Section 2.2 of the Stockholders' Agreement of even date herewith by and among the Company and the Stockholders (as defined therein), and (d) shares of Common Stock held by Bausch & Lomb Incorporated and the Founders as of the date of this Agreement. Registrable Securities shall cease to be Registrable Securities (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall
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have been disposed of in accordance with such registration statement, (ii) when such securities shall have been publicly distributed pursuant to an exemption from the registration requirements of the Securities Act, or (iii) when all of the Registrable Securities held by a Holder could be sold under Rule 144 in a three (3) month period.

     For purposes of this Agreement, the number of shares of Registrable Securities outstanding at any time shall be determined by adding the number of shares of Common Stock outstanding which are, and the maximum number of shares of Common Stock issuable pursuant to then convertible or exercisable securities which upon issuance would be, Registrable Securities.

     "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Shares" means shares of the Preferred Stock.

     "Stockholder" means the Holders and any persons or entities to whom the rights granted under this Agreement are transferred, and their successors or assigns.

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2.    REQUIRED REGISTRATIONS.

     2.1. Demand Registrations. At any time after the earlier of (i) the date six months after the closing of the first sale of securities by the Company pursuant to a Registration Statement and (ii) August 8, 2005, a Stockholder or Stockholders (other than the Founders) holding in the aggregate at least thirty percent (30%) of the Registrable Shares may request, in writing, that the Company effect the registration of Registrable Shares held by such Stockholders as a group if the anticipated gross proceeds of the offering to which such a Registration Statement applies are at least ten million dollars ($10,000,000). If the Stockholders initiating the registration intend to distribute the Registrable Shares in an underwritten offering, they shall so advise the Company in their request.

     In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting upon the same terms and conditions (provided that the terms of the underwriting are consistent with this Agreement). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based on their total ownership of Registrable Shares. The Company shall, as expeditiously as possible, use its best efforts to effect the registration of all Registrable Shares which the Company has been requested to so register.

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     2.2.    Registration on Form S-3.  At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or any successor form), of all or such portion of the Registrable Shares as the holder or holders shall specify so long as the anticipated aggregate offering price for such registration would exceed $2,500,000. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. If the Stockholders initiating the registration intend to distribute the Registrable Shares in an underwritten offering, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting upon the same terms and conditions (provided that the terms of the underwriting are consistent with this Agreement). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter managing the offering determines that, because of marketing factors all of the Registrable Shares requested to be registered may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based on their total ownership of Registrable Shares. The Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or any successor form) of all Registrable Shares that the Company has been so requested to register.

     2.3. Limitations. The Company shall not be required to effect more than two registrations pursuant to Section 2.1 above, nor to effect such a registration more than once in any twelve-month period. Under Section 2.2 above, the Stockholder or Stockholders shall have the right to require the Company to effect an unlimited number of registrations on Form S-3; provided, however, that in any one year the Company shall not be required to effect more than two such registrations and any such registration shall be separated from any previous registration by a period of at least six months. For purposes of this Section 2.3, the obligation to effect a registration pursuant to Sections 2.1 and 2.2 above shall be deemed satisfied only when a registration statement covering the Registrable Shares included in such registration statement shall have become effective and, if the method of disposition is a firm commitment underwritten public offering, all such Registrable Shares shall have been sold pursuant thereto. The Founders shall not have the rights granted to Stockholders under
Section 2.1.

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     2.4.  Delay for Good Cause.  If the Company shall furnish to the Initiating
Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, then the Company may direct that such request for registration be delayed for a period of time not in excess of one hundred eighty (180) days, such right to delay a request to be exercised by the Company not more than once in any one-year period.

     2.5. Selection of Underwriter. In the case of any registration effected pursuant to this Section 2, the requesting Stockholders shall have the right to designate the managing underwriter, subject to the approval of the Company, which approval may not be unreasonably withheld or delayed.

3.    INCIDENTAL REGISTRATION.

     3.1. Company-Initiated Registration. After the closing of the first sale of securities by the Company pursuant to a Registration Statement, whenever the Company proposes to file a Registration Statement, prior to such filing it shall give written notice to all Stockholders of its intention to do so, and upon the written request of a Stockholder or Stockholders given within 30 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder(s); provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3.1 without obligation to any Stockholder.

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     3.2.    Limitations.  In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that the terms of the underwriting are consistent with this Agreement). If in the opinion of the managing underwriter, because of marketing factors, all of the Registrable Securities that Stockholders have requested to be included may not be included in the offering, the managing underwriter may reduce the number of shares proposed to be registered by the Stockholders to a number not less than the number of Registrable Securities as constitutes thirty-five percent (35%) of all shares registered in the offering. In the event of such a reduction in the number of shares to be included in the underwriting, all Stockholders who have requested registration shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares taken in the aggregate and if any such Stockholder would thus be entitled to include more Registrable Shares than such Stockholder requested, the excess shall be allocated among such other requesting Stockholders pro rata based on their proportionate ownership of Registrable Shares. No other securities requested to be included in a registration for the account of anyone other than the Company or the Stockholders shall be included in a registration unless all Registrable Shares requested to be included in such registration are so included.

4. REGISTRATION PROCEDURES. IF AND WHENEVER THE COMPANY IS REQUIRED BY THE PROVISIONS OF THIS AGREEMENT TO USE ITS BEST EFFORTS TO EFFECT THE REGISTRATION OF ANY OF THE REGISTRABLE SHARES UNDER THE SECURITIES ACT, THE COMPANY SHALL:

     4.1. Filing. File with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

     4.2.    Amendments and Supplements   As expeditiously as possible prepare
and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 180 days from the effective date;

     4.3. Copies of Prospectus. As expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder;

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     4.4.    Blue Sky Qualification.  As expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholder to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by the selling Stockholder, as the case may be; provided, however, that the Company shall not thereby be required to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

     4.5. Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering, enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering;

     4.6. Opinion of Counsel. In connection with an underwritten public offering, furnish to each selling Stockholder a signed counterpart, addressed to all such selling Stockholders, of an opinion of counsel for the Company experienced in securities law matters covering substantially the same matters with respect to the registration statement and the prospectus as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities;

     4.7. Earnings Statement. Use its best efforts to comply with all applicable rules and regulations of the Commission and make available to it security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 promulgated under the Securities Act) covering the period of at least 12 months beginning with the first month following the effective date of the registration statement;

     4.8. Listing. Use its best efforts either to list the Registrable Shares on a national securities exchange or have them designated as national market securities by the National Association of Securities Dealers, Inc. ("NASD").

     4.9. Comfort Letter. In connection with an underwritten public offering, furnish a "comfort" letter signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the Registration Statement covering substantially the same matters with respect to the registration statement and to events subsequent to the date of the financial statements as are customarily covered in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

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     If the Company has delivered preliminary or final prospectuses to the selling Stockholder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholder and, if requested, the selling Stockholder shall immediately cease making offers of Registrable Shares shall return all prospectuses to the Company. The Company shall promptly provide the selling Stockholder with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholder shall be free to resume making offers of the Registrable Shares.

     Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 4.

5. ALLOCATION OF EXPENSES. THE COMPANY SHALL PAY THE REGISTRATION EXPENSES FOR THE TWO REGISTRATIONS REQUESTED BY THE STOCKHOLDERS PURSUANT TO SECTION 2.1, AND OF ALL REGISTRATIONS PURSUANT TO SECTIONS 2.2 AND 3. IF A REGISTRATION REQUESTED BY THE STOCKHOLDERS PURSUANT TO SECTION 2.1 OR SECTION 2.2 IS WITHDRAWN AT THE REQUEST OF THE STOCKHOLDERS REQUESTING IT (OTHER THAN AS A RESULT OF INFORMATION CONCERNING THE BUSINESS OR FINANCIAL CONDITION OF THE COMPANY THAT IS MADE KNOWN TO THE STOCKHOLDERS AFTER THE DATE ON WHICH SUCH REGISTRATION WAS REQUESTED) AND IF THE REQUESTING STOCKHOLDERS ELECT NOT TO HAVE SUCH REGISTRATION COUNTED AS A REGISTRATION REQUESTED UNDER SUCH SECTIONS, THE REQUESTING STOCKHOLDERS SHALL PAY THE REGISTRATION EXPENSES OF SUCH REGISTRATION PRO RATA IN ACCORDANCE WITH THE NUMBER OF THEIR REGISTRABLE SHARES INCLUDED IN SUCH REGISTRATION. ALL OTHER REGISTRATION EXPENSES WILL BE BORNE PRO RATA AMONG THE REQUESTING STOCKHOLDERS, IN ACCORDANCE WITH THE NUMBER OF THEIR REGISTRABLE SHARES INCLUDED IN SUCH REGISTRATION, AND THE COMPANY, IF IT PARTICIPATES IN SUCH REGISTRATION. FOR PURPOSES OF THIS SECTION, THE TERM "REGISTRATION EXPENSES" SHALL MEAN ALL EXPENSES INCURRED BY THE COMPANY IN COMPLYING WITH THIS SECTIONS 2 AND 3, INCLUDING, WITHOUT LIMITATION, ALL REGISTRATION AND FILING FEES, EXCHANGE OR NATIONAL MARKET LISTING FEES, ALL FEES AND EXPENSES OF COMPLYING WITH SECURITIES OR BLUE SKY LAWS, ALL FEES AND EXPENSES ASSOCIATED WITH FILINGS WITH THE NASD, ALL PRINTING EXPENSES, FEES AND DISBURSEMENTS OF COUNSEL FOR THE COMPANY AND ITS INDEPENDENT PUBLIC ACCOUNTANTS, FEES AND DISBURSEMENTS OF ONE COUNSEL FOR THE SELLING STOCKHOLDERS RETAINED BY STOCKHOLDERS HOLDING A MAJORITY OF THE REGISTRABLE SHARES INCLUDED IN A REGISTRATION AND THE EXPENSE OF ANY SPECIAL AUDITS INCIDENT TO OR REQUIRED BY ANY SUCH REGISTRATION, BUT EXCLUDING THE PORTION OF THE UNDERWRITING DISCOUNTS AND SELLING COMMISSIONS ATTRIBUTABLE TO THE REGISTRABLE SHARES BEING OFFERED AND SOLD THEREIN AND FEES OF MORE THAN ONE COUNSEL FOR THE SELLING STOCKHOLDERS. SUCH UNDERWRITING DISCOUNTS AND SELLING COMMISSIONS SHALL BE BORNE PRO RATA BY THE SELLING STOCKHOLDERS IN ACCORDANCE WITH THE NUMBER OF THEIR REGISTRABLE SHARES TAKEN IN THE AGGREGATE INCLUDED IN SUCH REGISTRATION.

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6.    INDEMNIFICATION.

     6.1. Company Indemnification. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law, the Company shall indemnify and hold harmless the seller of such Registrable Shares, its partners, directors, officers and employees and any fund manager or fiduciary (which persons shall be deemed to be included in the term seller in this Section 6.1), each underwriter of such Registrable Shares and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company shall reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any such seller, underwriter or controlling in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

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     6.2.    Seller Indemnification.  In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, then to the extent permitted by law, each seller of Registrable Shares severally and not jointly, shall indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Stockholder of Registrable Shares sold as contemplated herein.

     6.3. Notice of Claims, etc. Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as a term thereof the giving by the claimant or plaintiff to such Indemnified Party of a general release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

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     6.4.    Contribution.  If for any reason the foregoing indemnification is not available, or is insufficient to hold harmless an Indemnified Party, other than by reason of the exceptions provided herein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the holder of Registrable Shares and the Company as well as any other equitable considerations including the parties' relative knowledge and access to information concerning the matter with respect to which any claim is asserted and the opportunity to correct and prevent any such statement or omission leading to such loss, claim, damage or liability (or actions in respect thereof), but not including the relative benefits received by the holders of Registrable Shares on the one hand and the Company on the other; provided, however, that in any such case (i) no holder of Registrable Shares will be required to contribute except to the extent and under such circumstances as such holder would be required to provide indemnification hereunder and then only in an amount not in excess of the net proceeds to it of all Registrable Shares sold in the registration, and (ii) no person guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person who is not so guilty.

7.    MISCELLANEOUS.

     7.1. "Stand-Off" Agreement. Each Stockholder agrees that without the consent of the managing underwriter it will not, for a period of one hundred eighty (180) days following the effective date of the registration statement for the initial public offering by the Company of its equity securities, directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any common equity or securities convertible into common equity; provided, that all officers and directors of the Company and all holders of at least two percent (2%) of the Company's then-outstanding Common Stock enter into similar agreements; and provided further, that this Section 7.1 will not apply to transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Company's initial public offering; and provided further, that in the event any Stockholder is released in whole or in part from such Stockholder's obligations under this Section 7.1, each other Stockholder shall be proportionally released from such other Stockholder's obligations under this Section 7.1. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

     7.2. Rule 144 Requirements. With a view to making available to the Stockholders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit such stockholder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

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          (a)  make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (at any time after it has become subject to the reporting requirements of the Exchange Act);

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     7.3. Mergers. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company is not the surviving corporation unless the proposed surviving corporation shall, prior to and as a condition to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement; provided, however, that the provisions of this Section 7.3 shall not apply to any such merger, consolidation or reorganization in which the consideration to be received consists solely of (i) cash or evidences of indebtedness or (ii) securities of the surviving corporation that the surviving corporation has agreed to register for resale under the Securities Act within 90 days of the completion of the transaction.

     7.4. Transfer of Rights. This Agreement, and the rights and obligations of each Holder hereunder, may be assigned by such Holder to (i) any person or entity that acquires at least ten percent (10%) of the Registrable Shares originally issued to such Holder, or (ii) any general or limited partner or any officer or director or "affiliate," as defined in Rule 405 promulgated under the Securities Act, of any Holder, including, but not limited to, members of such Holder's immediate family, irrevocable trusts for estate planning purposes and personal representatives; provided, that any such transferee execute a writing agreeing to be bound by the provisions of this Agreement and be a Stockholder for all purposes hereunder.

     7.5. Governing Law. This Agreement shall be governed in all respects by the laws of The Commonwealth of Massachusetts without giving effect to the conflict of laws principles.

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     7.6.  Entire Agreement; Amendment and Waiver.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and Stockholders holding 66 2/3% or more of the Registrable Shares, but in no event shall any such amendment, waiver, discharge or termination increase the obligations of any Stockholder hereunder or reduce the benefits in a manner that treats Stockholders differently, except upon the written consent of such Stockholder. Copies of such amendment, waiver, discharge or termination shall be delivered to any Holders who did not execute such consent. No failure or delay on the part of any party to this Agreement shall in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. Bausch & Lomb Incorporated and the Founders agree that this Agreement supercedes Section 3 of the Stockholders Agreement dated as of December 31, 1992 among the Founders, Vincent Manopoli and Chiron IntraOptics and that such Section 3 shall be terminated, and each party shall no longer have any rights under such Section 3, as of the date of this Agreement.

     7.7. Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed effectively given upon personal delivery or five days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the Company at its principal office and to a Holder at its address on the records maintained by the Company or at such other address as any party may designate by ten days' prior written notice to the other party.

     7.8. Rights; Separability. Unless otherwise expressly provided herein, each Holder's rights hereunder are several rights, not rights jointly held with any of other Holders. In case any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7.9. Titles. The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     7.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one Agreement.

The undersigned have executed this Agreement under seal as of the date first above written.


                         CONTROL DELIVERY SYSTEMS, INC.


                         By: /s/ Paul Ashton
                             --------------------------
                         Name:  Paul Ashton
                         Title:  President



                         By: /s/ Thomas J. Smith
                             --------------------------
                         Name:  Thomas J. Smith
                         Title:  Chairman

          ESSEX WOODLANDS HEALTH VENTURES FUND V, L.P.

                         By: Essex Woodlands Health Ventures V, L.L.C.


                         By: /s/ James L. Currie
                             ----------------------------------
                         Name:  James L. Currie
                         Title:  Managing Director

                         ESSEX WOODLANDS HEALTH VENTURES FUND IV, L.P.
                         By: Essex Woodlands Health Ventures IV, L.L.C.


                         By: /s/ James L. Currie
                             ----------------------------------
                         Name: James L. Currie
                         Title:  Managing Director

                         CAPITAL RESEARCH AND MANAGEMENT COMPANY,
                         On behalf of

                         SMALLCAP WORLD FUND, INC.


                         By: /s/ Catherine M. Ward
                             ----------------------------------
                         Name: Catherine M. Ward
                         Title: Senior Vice President

                         BROOKSIDE CAPITAL PARTNERS FUND, L.P.


                         By: /s/ Ed Brakeman
                             ----------------------------------
                         Name: Ed Brakeman
                         Title: Managing Director

                         ESSEX PRIVATE PLACEMENT FUND III - A
                         ESSEX PRIVATE PLACEMENT FUND III - B

                         By:  Essex Investment Management Company, LLC
                           its General Partner


                         By: /s/ Susan P. Stickells
                             ----------------------------------
                         Name:  Susan P. Stickells
                         Title:  Principal

                         T. ROWE PRICE NEW HORIZONS FUND, INC.


                         By: /s/ John H. Laporte
                             ----------------------------------
                         Name: John H. Laporte
                         Title: Director


                         T. ROWE PRICE HEALTH SCIENCES FUND, INC.



                         By: /s/ John H. Laporte
                             ----------------------------------
                         Name: John H. Laporte
                         Title: Director

                         ANVIL INVESTMENT ASSOCIATES, LP
                         By:  Anvil Management Company, LLC
                           its General Partner

                             Anvil Investment Associates L.P.

                         By: /s/ Theodore H. Ashford
                             ----------------------------------
                         Theodore H. Ashford, Member

                         MORGAN STANLEY DEAN WITTER EQUITY
                         FUNDING, INC.


                         By: /s/ Thomas A. Clayton
                             ----------------------------------
                         Name: Thomas A. Clayton
                         Title: Vice President

                         MORGAN STANLEY DEAN WITTER VENTURE
                            PARTNERS IV, L.P.
                         MORGAN STANLEY DEAN WITTER VENTURE
                            INVESTORS IV, L.P.
                         MORGAN STANLEY DEAN WITTER VENTURE
                            OFFSHORE INVESTORS IV, L.P.

                         By:  MSDW Venture Partners IV, L.L.C.,
                           as General Partner of each of the limited
                           partnerships named above

                         By:  MSDW Venture Partners IV, Inc., as Member


                         By: /s/ Debra Abramovitz
                             ----------------------------------
                         Name:  Debra Abramovitz
                         Title:  Principal

                         RGIP, LLC

                         /s/ Douglas N. Ellis
                         ----------------------------------
                         Name:  Douglas N. Ellis
                         Title:  Managing Member

                         /s/ Peter Liley
                         ----------------------------------
                         Peter Liley


                         /s/ Leann Reitzig
                         ----------------------------------
                         Leann Reitzig


                         /s/ Steve Silverman
                         ----------------------------------
                         Steve Silverman


                         /s/ John Bierly
                         ----------------------------------
                         John Bierly

                         /s/ Doug Gaeth
                         ----------------------------------
                         Doug Gaeth


                         /s/ Bob Baker
                         ----------------------------------
                         Bob Baker


                         /s/ Phil McCarthy
                         ----------------------------------
                         Phil McCarthy

                         /s/ John Reitter
                         ----------------------------------
                         John Reitter


                         /s/ John Slattery, Jr.
                         ----------------------------------
                         John Slattery, Jr.


                         /s/ John Slattery, Sr.
                         ----------------------------------
                         John Slattery, Sr.


                         /s/ Joseph Cannistraro
                         ----------------------------------
                         Joseph Cannistraro


                         /s/ Dean Elliott
                         ----------------------------------
                         Dean Elliott


                         /s/ Abdul R. Piracha
                         ----------------------------------
                         Abdul R. Piracha


                         /s/ John Willadsen
                         ----------------------------------
                         John Willadsen


                         /s/ Alan Perry
                         ----------------------------------
                         Alan Perry


                         /s/ Dr. Edward Wilk
                         ----------------------------------
                         Dr. Edward Wilk

                         /s/ Thomas DeRosa
                         ----------------------------------
                         Thomas DeRosa

                         /s/ Christina Takoudes Morrison
                         ----------------------------------
                         Christina Takoudes Morrison


                         /s/ Stanley B. Blaylock
                         ----------------------------------
                         Stanley B. Blaylock


                         /s/ Brent B. Milner
                         ----------------------------------
                         Brent B. Milner


                         /s/ David Steinberg
                         ----------------------------------
                         David Steinberg


                         /s/ James P. Scopa
                         ----------------------------------
                         James P. Scopa


                         /s/ Michael H. Cohen
                         ----------------------------------
                         Michael H. Cohen


                         /s/ Greg Parekh
                         ----------------------------------
                         Greg Parekh


                         /s/ Dallas Miller
                         ----------------------------------
                         Dallas Miller

                         /s/ Richard T. Broglino
                         ----------------------------------
                         Richard T. Broglino


                         /s/ Patricia Rupnow
                         ----------------------------------
                         Patricia Rupnow


                         /s/ Karen Boyd
                         ----------------------------------
                         Karen Boyd


                         /s/ Vincent C. Manopoli
                         ----------------------------------
                         Vincent C. Manopoli

                         BAUSCH & LOMB INCORPORATED


                         By: /s/ Thomas Riedhammer
                             ------------------------------
                         Name: Thomas Riedhammer
                         Title: Senior Vice President

                                   SCHEDULE I

Investors

Essex Woodlands Health Ventures Fund V, LP

Essex Woodlands Health Ventures Fund IV, L.P.

SMALLCAP World Fund, Inc.

Brookside Capital Partners Fund, L.P.

Essex Private Placement Fund III-A, L.P.

Essex Private Placement Fund III-B, L.P.

T. Rowe Price New Horizons Fund, Inc.

T. Rowe Price Health Sciences Fund, Inc.

Anvil Investment Associates, LP

Morgan Stanley Dean Witter Equity Funding, Inc.

Morgan Stanley Dean Witter Venture Partners IV, L.P.

Morgan Stanley Dean Witter Venture Investors IV, L.P.

Morgan Stanley Dean Witter Venture Offshore Investors IV, L.P.

RGIP, LLC

Peter Liley

Rolph and Lea Ann Reitzig

Steve Silverman

John Bierly

Jeff Blum

Doug Gaeth

Bob Baker

Phil McCarthy

John Reitter

John A. Smith, M.D.

John Slattery, Sr.

Joseph Cannistraro

Dean Eliot

Abdul R. Piracha

John Willadsen

Alan Perry

Dr. Edward Wilk

Thomas J. DeRosa

Christina Takoudes Morrison

Stanley B. Blaylock

Brent B. Milner

David Steinberg

James P. Scopa

Michael H. Cohen

Greg Parekh

Dallas Miller

Dr. Patricia Rupnow

Richard T. Broglino

Bausch & Lomb Incorporated

Paul Ashton

Thomas Smith

Vincent Manopoli

John Slattery, Jr.

Karen J. Boyd